UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): December 20, 2019

RGC RESOURCES, INC.
(Exact name of Registrant as specified in its charter)

Virginia	000-26591	54-1909697
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

519 Kimball Ave., N.E. Roanoke, Virginia	24016
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 540-777-4427

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 if the Securities Exchange Act of 1934.

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of new CFO

On December 20, 2019, RGC Resources, Inc. ("Resources" or the "Company") announced the hiring of Randall Burton effective January 16, 2020. Mr. Burton will be appointed Vice President, Chief Financial Officer, Treasurer and Secretary to succeed Paul W. Nester who will become President and CEO of RGC Resources in February following the retirement of the current CEO, John S. D'Orazio. Upon his appointment, Mr. Burton will serve as the Company's principal financial officer and principal accounting officer.

There is no arrangement or understanding between Mr. Burton and any other person pursuant to which he was selected as an officer of the Company, and there is no family relationship between Mr. Burton and any of the Company's other directors or executive officers. Additional information about Mr. Burton is provided below:

Mr. Burton, age 47, previously served as partner with Brown, Edwards and Company, L.L.P. ("Brown Edwards"), a regional CPA firm that provides audit, tax and consulting services to public and private businesses from May 2019 through January 2020. Prior to joining Brown Edwards, Mr. Burton was a partner for Cherry Bekaert, LLP, a large regional CPA firm that provides audit, tax and consulting services to its clients from November 2010 to April 2019. Mr. Burton holds a BS degree in business administration and accounting from Emory and Henry College.

Mr. Burton's initial salary will be $240,000; however, any performance or incentive compensation will not be determined until the time he assumes the position of Chief Financial Officer.

Brown Edwards and Resources’ Audit Committee have both affirmed Brown Edwards' independence, as defined by SEC, NASDAQ and PCAOB standards, with respect to the fiscal 2019 Resources financial statement audit and any future engagements between both parties.

A copy of the Company's press release announcing Mr. Burton's hire is attached hereto as Exhibit 99.1.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

99.1	Press release dated December 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RGC RESOURCES, INC.

Date: December 23, 2019	By: /s/Paul W. Nester

Paul W. Nester
Vice President, Secretary, Treasurer and CFO